                                                                    EXHIBIT 99.5


                                POWER OF ATTORNEY


         The undersigned hereby authorizes Robert R. Harlin and Kenneth G. Jackson, and each of them, as attorney-in-fact and agent, with full power of substitution and resubstitution, to sign on his, her, or its behalf and to file with the Securities and Exchange Commission any Schedule 13E-3, Schedule 13D and Forms 3, 4, or 5, and any and all amendments thereto, of the undersigned relating to the undersigned's stockholdings in Shaw Industries, Inc., the transactions contemplated by the Agreement and Plan of Merger dated as of October 19, 2000 by and among SII Acquisition Corp., Shaw Industries, Inc., and Berkshire Hathaway Inc., and any related agreements, granting to such attorney-in-fact and agent full power and authority to perform any other act on behalf of the undersigned required to be done in the premises.


                                        Dated October 27, 2000


                                        /s/ ROBERT E. SHAW
                                        ---------------------------------------
                                        Robert E. Shaw


                                        ROBERT E. SHAW, L.P.

                                        By: /s/ ROBERT E. SHAW
                                            -----------------------------------
                                        Name: Robert E. Shaw
                                        Title:  General Partner


                                        /s/ ANNA SUE SHAW
                                        ---------------------------------------
                                        Anna Sue Shaw

                                        /s/ ROBERT E. SHAW, JR.
                                        ---------------------------------------
                                        Robert E. Shaw, Jr.

                                        /s/ SUSAN S. YOUNG
                                        ---------------------------------------
                                        Susan S. Young

                                        /s/ THOMAS TRIPP SHAW
                                        ---------------------------------------
                                        Thomas Tripp Shaw

                                        /s/ LEWIS CLAYTON SHAW
                                        ---------------------------------------
                                        Lewis Clayton Shaw

                                        /s/ JULIAN D. SAUL
                                        ---------------------------------------
                                        Julian D. Saul

                                        JULIAN D. SAUL FAMILY TRUST

                                        By: /s/ JULIAN D. SAUL
                                            -----------------------------------
                                        Name: Julian D. Saul
                                        Title: Trustee



                                        /s/ ANITA SAUL
                                        ---------------------------------------
                                            Anita Saul


                                        ANITA SAUL FAMILY TRUST

                                        By: /s/ ANITA SAUL
                                            -----------------------------------
                                        Name: Anita Saul
                                        Title: Trustee


                                        /s/ NORRIS LITTLE
                                        ---------------------------------------
                                        Norris Little


                                        LITTLE FAMILY LIMITED
                                        PARTNERSHIP

                                        By: /s/ NORRIS LITTLE
                                            -----------------------------------
                                        Name: W. Norris Little
                                        Title: General Partner


                                        /s/ WILLIAM C. LUSK
                                        ---------------------------------------
                                        William C. Lusk

                                        /s/ VANCE D. BELL
                                        ---------------------------------------
                                        Vance D. Bell

                                        /s/ GERALD EMBRY
                                        ---------------------------------------
                                        Gerald Embry

                                        /s/ SPRIGHT D. HOLLAND
                                        ---------------------------------------
                                        Spright D. Holland

                                        /s/ KENNETH G. JACKSON
                                        ---------------------------------------
                                        Kenneth G. Jackson

                                        /s/ JEFFREY TODD MEADOWS
                                        ---------------------------------------
                                        Jeffrey Todd Meadows

                                        /s/ PERCY D. MERRITT
                                        ---------------------------------------
                                        Percy D. Merritt

                                        /s/ HENRY H. LONG
                                        ---------------------------------------
                                        Henry H. Long

                                        /s/ JULIUS C. SHAW, JR.
                                        ---------------------------------------
                                        Julius C. Shaw, Jr.


                                        /s/ J. C. SHAW
                                        ---------------------------------------
                                        J. C. Shaw


                                        SHAW FAMILY HOLDINGS, LLC

                                        By: /s/ J. C. SHAW
                                            -----------------------------------
                                        Name: J. C. Shaw
                                        Title: Manager


                                        /s/ LINDA SAUL SCHEJOLA
                                        ---------------------------------------
                                        Linda Saul Schejola


                                        LINDA SAUL SCHEJOLA FAMILY
                                        TRUST

                                        By: /s/ LINDA SAUL SCHEJOLA
                                           ------------------------------------
                                        Name: Linda Saul Schejola
                                        Title: Trustee


                                        /s/ R. JULIAN MCCAMY
                                        ---------------------------------------
                                        R. Julian McCamy

                                        /s/ ELEANOR SHAW MCCAMY
                                        ---------------------------------------
                                        Eleanor Shaw McCamy